Exhibit 10.13

CERTAIN INFORMATION INDICATED WITH [***] IN THIS DOCUMENT HAS BEEN OMITTED
FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE
COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

PDF doc# 10776

Amendment #2 to Amendment #1 to SLA	Effective Date: October 31, 2022

THIS AMENDMENT #2 TO AMENDMENT #1 TO SLA (the “Amendment”) is effective as of the date above and is entered into by and between:

PDF Solutions, Inc. (“PDF”), a corporation headquartered at 2858 De La Cruz Boulevard, Santa Clara, CA 95050; and,

Advantest America, Inc. (“Licensee”), a company headquartered at 3061 Zanker Road, San Jose, CA 95134.

WHEREAS the Parties previously entered into that certain Software License & Related Services Agreement (PDF doc# 8116), dated as of March 25, 2020 (the “SLSA”), which established general terms and conditions for the purchase of PDF Software licenses and related Service, and that purchase-specific Amendment #1 to the SLSA (PDF doc# 8406), dated as of July 29, 2020 (as amended, “2020 Contract,” and together with the SLSA, the “Agreement”), which 2020 Contract was for a 5-year committed purchase (such duration, the “Committed Term”) of the PDF Software and related Services itemized therein (the “2020 Items”) for the total fixed fees stated therein (such amount, the “Committed Fees”); and,

WHEREAS the Parties now wish to revise the specific quantities of Software licenses and schedule/resources for related Services during the final 2.75years of the Committed Term (such time period, the “Remaining Term”), and assign prices to each such item, to provide flexibility for Licensee to order more or less of each item as needed during such time, in any case without changing the Committed Fees, as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties hereby agree as follows:

1.	Exclusivity; [***]. Effective [***], the first sentence of Section 12 of the 2020 Contract is deleted and replaced in its entirety by the following:

“Section 12. Exclusivity for [***] Products.

(a)

Licensee shall provide PDF a list setting forth [***] platforms (collectively, the “Target Platforms”), which list Licensee will update from time to time (at least annually) with changes. Each of PDF and Licensee shall have the right to submit proposals to the other Party for [***] products (each, an “IDDP”) based on [***] provided to PDF from one of the Target Platforms (such [***] used in such IDDP, “[***]”). Any such proposal shall include technical details and outline a business case sufficient for appropriate representative of each of the Parties to evaluate the viability of the IDDP described in the proposal.  For the avoidance of doubt, any such proposal of a Party constitutes the confidential information of such Party.

(b)

With respect to each such proposal, PDF is hereby granted exclusivity with respect to the [***] used in the IDDP as set forth in Section 12(c). After a Party submits a proposal to the other Party for an IDDP, the other Party shall have ten (10) business days to review such proposal. If the other Party does not reject the proposal during such initial ten (10)-business day period, then (x) such [***] shall be subject to exclusivity as set forth in this Section 12 until such exclusivity is terminated in accordance with this Section 12 and (y) the Parties shall thereafter further discuss and cooperate to determine the technical specifications and other details of such IDDP. If prior to the mutual agreement of the Parties’

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representatives (e.g., Steering Committee) in writing (which agreement shall be subject to each Party’s reasonable discretion) (“IDDP Approval”) with respect to such IDDP, either Party determines that the Parties should not proceed to develop and commercialize such IDDP (e.g., due to technical or business-related reasons or if Licensee has a product using such [***] that is substantially similar to the proposed IDDP then in R&D or in use), such Party may so notify the other Party, at which time the exclusivity for such [***]shall terminate; provided that if a Party then later determines to pursue (on its own or with a third party) at any time during the Remaining Term with such IDDP (or a substantially similar IDDP), then the other Party hereby agrees to first offer to work with such Party in good faith with respect to such IDDP. Any IDDP receiving IDDP Approval shall be set forth in a Statement of Work under the Development Agreement and an Addendum under the Reseller Agreement, with commercialization terms agreed by the Parties in good faith, after which such [***] will continue to be subject to exclusivity in accordance with this paragraph.

(c)

With respect to any [***] that is subject to exclusivity, (i) Licensee shall not provide the [***] used in such IDDP to any PDF Named Competitor for use with any product or solution that competes with (or replaces) any Specified PDF Product (and Licensee shall use commercially reasonable efforts to restrict recipients use accordingly) and (ii) Licensee shall not (x) publicize the availability of or (y) knowingly charge any customers a fee for any such [***] for use with any product or solution that competes with (or replaces) any Specified PDF Product. “Specified PDF Product” means the products and services of PDF that are set forth on A1-2 Appendix F attached hereto, which Appendix may be updated by PDF from time to time upon written notice; provided that updates to such Appendix shall only apply with respect to projects of Licensee that commence after the date of such update (i.e., projects for which there is no written documentation as of the date of such update).

(d)

The exclusivity granted to PDF with respect to any [***] shall be terminable by either Party prior to IDDP Approval as set forth in Section 12(b). After IDDP Approval, such exclusivity shall terminate upon the earliest of (i) the date that is three (3) years after first sale of a unit of such IDDP to a non-Affiliate of either Party if the Acceptance Process (as defined in the Development Agreement) for such IDDP has successfully concluded, (ii) the date that is six (6) months after IDDP Approval if the Acceptance Process (as defined in the Development Agreement) for such IDDP has not successfully concluded, (iii) if the Acceptance Process (as defined in the Development Agreement) for such IDDP has successfully concluded, the day after any twelve (12)-month period during which neither Party has sold a unit of the IDDP to a non-Affiliate of either Party, and (iv) upon the closing of a corporate transaction constituting a direct or indirect Change of Control of PDF to an Advantest Named Competitor (in which latter case no further exclusivity shall be granted hereunder).”

2.	PDF Named Competitors. Effective [***], the definition of “PDF Named Competitors” in Section 3 of the 2020 Contract is deleted and replaced in its entirety by the following:

“As used herein, “PDF Named Competitors” means the following: [***] PDF may update this list of PDF Named Competitors to Licensee from time to time by written notice; provided that any additional entities [***]; provided further that any updates to such list shall only apply with respect to projects of Licensee that commence after the date of such update (i.e., projects for which there is no written documentation as of the date of such update).”

3.	[***].
(a)

PDF shall, within [***] days of the date of this Amendment, provide Licensee with a feature requirement document describing [***] (such document, the “FRD”). Upon Licensee’s receipt of the FRD, subject to Licensee’s reasonable business judgment, and at no additional cost to PDF, Licensee shall use commercially reasonable efforts to modify [***] to provide the enhancements described on the FRD. To the best of Licensee’s knowledge, Licensee represents and warrants that the [***] (as defined in the draft Infrastructure Partnership Agreement provided to PDF as of the date hereof), including the [***], does not include technology from [***] Corporation, [***]. The [***] is defined as the version of the [***] that includes

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the following capabilities: [***] that are set forth in the [***]. For the avoidance of doubt, the [***] will not include [***], except as expressly set forth in the FRD.

(b)

During the Remaining Term plus ten (10) years consecutive thereto (subject to termination for cause by Licensee), Licensee grants to PDF the non-exclusive right to use and distribute the [***] in object code form only at no charge, including as enhanced by Licensee in accordance with Section 3(a) above. In addition,  during the Remaining Term plus ten (10) years consecutive thereto, Licensee will provide to PDF basic technical support (e.g., telephone/online, documentation), updates (including bug fixes, patches and error corrections), and upgrades (if any), in each case, that are made generally commercially available to licensees of the [***]; provided that the foregoing support shall exclude (i) any upgrades, such as new or improved functionality or features, (ii) customizations, or (iii) integration or customer support. The foregoing license and support are subject to Licensee and PDF negotiating in good faith to execute an Infrastructure Partnership Agreement and any additional documents as reasonably required by Licensee with respect to [***], in each case that do not conflict with the terms of this Section 3(b). In addition, the Infrastructure Partnership Agreement will grant PDF a royalty-bearing license to the [***] (as defined in the draft [***] Agreement provided to PDF as of the date hereof) for use with and in any products or services of PDF on standard terms.

(c)

During the Remaining Term plus ten (10) years consecutive thereto and for so long as the [***] does not include the feature enhancements set forth in the FRD in accordance with Section 3(a) above (subject to termination for cause by Licensee), Licensee shall continue to work in good faith with PDF to address end customer issues and provide basic support [***] the [***] at current levels to facilitate standard customer implementations upon reasonable request.

(d)	Any version of [***] other than the [***] shall be available to PDF on commercially reasonable terms, with pricing to be negotiated in good faith when [***] is made generally available by Licensee.
4.	Committed Fees; Minimum Spend; Cost and Functionality of PDF Software and Services.
(a)

Notwithstanding anything to the contrary herein except as set forth on Appendix E (Modifications to PDF Software and Services Offerings), (i) the amount of the Committed Fees under the 2020 Contract remains unchanged, (ii) the PDF Software and Services available for purchase by Licensee under this Amendment are equivalent or superior in quality and functionality to the 2020 Items, and (iii) the total cost of the PDF Software and Services available for purchase by Licensee under this Amendment is, in the quantities in the 2020 Contract, approximately equivalent to the total cost of the 2020 Items.

(b)

Instead of a set order equal to such fees (other than the minimum set forth in Section 5.2.1 below), this Amendment sets a new minimum order for the Remaining Term (Section 5.2.1 below) and (subject to the limitations and requirements set forth in the A&R Price Table) enables Licensee to order additional PDF Software and Services throughout the Remaining Term in the quantities, and when, it desires (Section 5.2.2 below) to “spend” such fees as follows. The Committed Fees allocated to the Remaining Term are use-it-or-lose-it at the rate of (i) $[***]M per [***]-month period of the remainder of the 3rd year, (ii) $[***]M per [***]-month period of the 4th year, and (iii) $[***]M per [***]-month period of the 5th year. If the total calculated fees for Licensee’s orders (allocated to the usage (i.e., TBL) or service period in each case) exceeds the foregoing rates in any 3-month period, then Licensee shall pay an additional amount (at the fees in the A&R Price Table) to PDF equal to such excess, as set forth in the Agreement; provided that any amounts in excess of the Committed Fees for the applicable [***]-month period shall only be payable to the extent clearly identified as overages in a Quote signed by Licensee.

5.

Revisions; Attachments. To implement the objective of Section 4 above and notwithstanding anything to the contrary, the 2020 Contract is hereby amended, revised, and/or restated, as stated below for each, as follows:

5.1

Effective [***] (i) Phase #7 of SOW #1 (A1-Appendix A SOW #1) is deleted in its entirety for the Remaining Term, and (ii) the AC Quote (A1 Exhibit 1), Configuration Table (A1 Appendix C), and Price Table (A1 Appendix D) that were attached to the 2020 Contract are of no further force or effect. (For clarity, effective as of such date, all 2020 Items are hereby terminated, Licensee shall cease use of all such terminated items under prior

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license files, and PDF’s obligation to provide such terminated items is void and of no further effect through the Remaining Term; PDF’s only obligation for Software and Services under the Agreement as amended shall be as set forth herein. For the avoidance of doubt, amounts paid by Licensee for the 3rd year through the date of this Amendment less $[***]M (which was already used in the 1st 3-months of the 3rd year prior to the Effective Date) shall be applied on and after the Effective Date toward the Software and Services ordered hereunder. The AC Quote (A1 Exhibit 1), Configuration Table (A1 Appendix C), and Price Table (A1 Appendix D) are replaced on and after such date with the amended and restated versions of such Exhibit and Appendices attached to this Amendment, specifically as follows:

A1-2 Amended and Restated Exhibit 1 (“A&R AC Quote”)	Revised Order Form: PDF Quotation [***]
A1 Amended and Restated Appendix C (“A&R Configuration Table”)	Revised Minimum CloudSite Configuration
A1-2 Amended and Restated Appendix D (“A&R Price Table”)	Revised Item/Resource Price List
5.2

Subject to payment of all fees under the Agreement when due (excepting any good faith disputes with respect to fees) and notwithstanding Section 3 of the 2020 Contract or anything else to the contrary (including statements in the 2020 Contract that developer engineering services would be under an SOW to the Developer Agreement):

5.2.1

the specific (minimum) PDF Software licenses ordered hereunder by Licensee and granted by PDF and the related Services purchased by Licensee and to be provided by PDF during the Remaining Term are as set forth in the A&R AC Quote. For the avoidance of doubt, the Parties intend Licensee’s continued use of the CloudSite and Software licenses itemized in the A&R AC Quote to be seamless and without interruption and will undertake actions/plans to achieve such objective;

5.2.2

throughout the Remaining Term, Licensee in its discretion (and according to the procedure hereinafter) may order additional PDF Software licenses and related Services set forth on and according to the A&R Price Table (including for clarity, application engineering and software development Services as set forth in the A&R Price Table). Licensee shall provide written notice of the items, quantities, and duration it desires to order to PDF (email to the PDF assigned sales account manager for Licensee is sufficient). Within seven (7) days of receipt of such notice, PDF shall provide to Licensee a Quote listing such items (items within the Committed Fees will be shown at [***] with reference to the Agreement for all payment, billing, etc. terms), which Quote Licensee shall sign and return to PDF to confirm such order hereunder; and

5.2.3	any items that exceed the Committed Fees shall be clearly identified as overages on the applicable Quote.
5.3	Effective [***], Section 5 of the 2020 Contract is deleted and replaced in its entirety with the following:

“Section 5. PDF CloudSite; Alternative Cloud Hosting.  The Parties agree that PDF shall initially host the PDF Software set forth on the A&R AC Quote for Licensee during the Remaining Term and deploy/configure and maintain the PDF CloudSite for Licensee and for Authorized Users, except as set forth in this Section 5 and Section 14 [of the 2020 Contract]. Licensee shall use commercially reasonable efforts to convince Authorized End Customers to host their access to any PDF Software set forth on the A&R Price Table with PDF during the Remaining Term. At any time during the Remaining Term, the Parties agree that Licensee may install the licensed PDF Software on [***] (as defined below), and to the extent such software is included in Licensee’s EULA with an Authorized End Customer, Licensee may install instances of such PDF Software licensed as set forth in the A&R Price Table for such Authorized End Customers [***]. In any of the foregoing cases, there is [***]; however, [***] of such PDF Software are limited to [***] and Authorized Users and the number of such [***]

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and Authorized Users of all such [***] hosted instances counts toward the number of [***] ordered by Licensee hereunder and, for the avoidance of doubt, shall not in any event decrease the Committed Fees. PDF will work with Licensee to [***] additional [***] during the Remaining Term with resources and size not to exceed the CloudSite items and Software ordered by Licensee (“Support”).

Without limiting any other provision hereunder, Licensee (including its Affiliates and [***]) and Authorized End Customers (including Authorized Users), and automated processes of each, may make use of the Licensed Materials, in accordance with the license grant and the foregoing requirements, and subject to all then applicable U.S. export and re-export laws, from any geographic location wherever situated to facilitate, enable, and support any and all interactions with, to, from, or between Licensee and its Affiliates and [***] and automated processes of either, by means of any website or any other technology, means, or methods now known or hereafter devised to connect thereto.”

5.4

Licensee’s right to renewal set forth in Section 7 of the 2020 Contract is revised such that such right is as to the Software licenses and Services in effect as of the end of the Committed Term (i.e., not the Exensio Bundle, etc. originally licensed in the AC Quote).

6.

Miscellaneous. This Amendment incorporates by this reference the terms and conditions of the Agreement, which together with the additional and/or changed terms contained constitute the Parties’ complete agreement with respect to the subject matter hereof. Except as expressly provided in this Amendment, (i) the terms and conditions of the 2020 Contract remain unchanged and (ii) the 2020 Contract shall continue to be in full force and effect.  The 2020 Contract, as amended by this Amendment, shall hereafter each be read as a single, integrated document, incorporating the changes effected by this Amendment. Capitalized terms used in this Amendment and the attachments hereto that are not otherwise defined herein or therein shall have the meanings specified in the Agreement. This Amendment may be executed in person, by electronic/digital signature, or scanned copies (images exchanged via email), and in counterparts, each of which shall be deemed an original, and all of which together will constitute one and the same instrument. In case of discrepancy between the terms and provisions of the Agreement and those of this Amendment the terms and provisions of this Amendment shall prevail, including those provisions of this Amendment which specifically amend the Agreement.

WHEREUPON, the Parties have caused their duly authorized representatives to execute this Amendment.

Teresa.Reid@advantest.com
PDF SOLUTIONS, INC. 2858 De La Cruz Boulevard Santa Clara, CA 95050 (USA) (408) 280-7900 Email: legal.department@pdf.com	aDVANTEST AMERICA, INC. 3061 Zanker Road San Jose, CA 95134 (408) 456-3600 Email: Teresa.Reid@advantest.com
By: /s/Adnan Raza Printed Name: Adnan Raza Title: EVP, Fin. & CFO Date: 2022/11/11	By: /s/douglas lefever Printed Name: Douglas Lefever Title: President & CEO Date: 2022/11/11

PDF Solutions, Inc. CONFIDENTIAL INFORMATION

683306.06B-PALSR01A

PDF Solutions, Inc. 2858 De La Cruz Blvd. Santa Clara, CA 95050, U.S.A. Tel. (408) 280-7900

A1-2 Amended and Restated Exhibit 1: Revised Order Form: PDF Quotation [***]

Created Date	[***]	PDF Quote Number	[***]

Pricing Expiration Date	[***]	Quote Name	[***]-USA: Add-on to Exensio CloudSite

Opportunity Owner Email	[***] [***]	PO and Orders placement	Email orders@pdf.com

The PDF Quote Number referenced above must be included on all purchase orders.

Account Name	Advantest America, Inc.	Ship To Name	Advantest America, Inc.

Product	Term Description	Start Date	End Date	Product Unit/ License	Quantity	Unit Price (USD)	Subtotal	Net Price (USD)
Exensio [***] TBL	[***] / Term Start: Fixed / Term in Months: [***]	[***]	[***]	[***] License	[***]	[***]	[***]	[***]
Exensio IDM [***] TBL	[***]/ Term Start: Fixed / Term in Months: [***]	[***]	[***]	[***] License	[***]	[***]	[***]	[***]
Exensio [***] TBL	[***]/ Term Start: Fixed / Term in Months: [***]	[***]	[***]	[***] License	[***]	[***]	[***]	[***]
Exensio [***] TBL	[***]/ Term Start: Fixed / Term in Months: [***]	[***]	[***]	[***] License	[***]	[***]	[***]	[***]
Exensio [***] TBL	[***]/ Term Start: Fixed / Term in Months: [***]	[***]	[***]	[***] License	[***]	[***]	[***]	[***]
Exensio [***] TBL	[***]/ Term Start: Fixed / Term in Months: [***]	[***]	[***]	[***] License	[***]	[***]	[***]	[***]

PDF Solutions CONFIDENTIAL

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Quote ID [***]

PDF Solutions, Inc. 2858 De La Cruz Blvd. Santa Clara, CA 95050, U.S.A. Tel. (408) 280-7900

[***] TBL	[***]/ Term Start: Fixed / Term in Months: [***]	[***]	[***]	[***] License	[***]	[***]	[***]	[***]
Exensio [***] Cloud	[***] / Term Start: Fixed / Term in Months: [***]	[***]	[***]	Fixed Fee	[***]	[***]	[***]	[***]
Exensio [***] Cloud	[***] / Term Start: Fixed / Term in Months: [***]	[***]	[***]	[***] License	[***]	[***]	[***]	[***]
Exensio [***] Cloud	[***] / Term Start: Fixed / Term in Months: [***]	[***]	[***]	[***] License	[***]	[***]	[***]	[***]
Exensio [***] Cloud	[***] / Term Start: Fixed / Term in Months: [***]	[***]	[***]	[***] License	[***]	[***]	[***]	[***]
Exensio [***] Cloud	[***] / Term Start: Fixed / Term in Months: [***]	[***]	[***]	[***] License	[***]	[***]	[***]	[***]
Hosted Management Services [***]	[***] TB [***] storage allocated [***] as set forth in the A&R Configuration Table, and Services as set forth in the ASC #1; priced at [***] per year / Term Start: Fixed / Term in Months: [***]	[***]	[***]	Per Year	[***]	[***]	[***]	[***]
Engineering Services III	[***] engineers FTEs (concurrently) for VAS9 & VAS12 services assigned to mutually-agreed projects; priced at [***] per FTE/yr / Term Start: Upon Delivery / Term in Months: [***]	[***]	[***]	Per Year	[***]	[***]	[***]	[***]

PDF Solutions CONFIDENTIAL

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Quote ID [***]

PDF Solutions, Inc. 2858 De La Cruz Blvd. Santa Clara, CA 95050, U.S.A. Tel. (408) 280-7900

Engineering Services II	[***] engineer FTE for VAS9 & VAS12 services assigned to mutually-agreed projects; priced at [***] per FTE/yr / Term Start: Upon Delivery / Term in Months: 33	[***]	[***]	Per Year	[***]	[***]	[***]	[***]
[***] - Cloud	[***] / Term Start: Fixed / Term in Months: [***]	[***]	[***]	Fixed Fee	[***]	[***]	[***]	[***]
[***] - Engineering Services	[***] / Term Start: Fixed / Term in Months: [***]	[***]	[***]	Fixed Fee	[***]	[***]	[***]	[***]
[***] - Term Based License	[***] / Term Start: Fixed / Term in Months: [***]	[***]	[***]	Fixed Fee	[***]	[***]	[***]	[***]

Total Price$[***]

Product Unit/License Terms

Per the agreement between the parties (i.e. the Governing Contract referred to below), including, without limitation, Amendment #2 to Amendment #1 to the SLA (PDF doc# 10776) to which this Quote is attached.

Billing and Payment Terms and Quote Specific Notes (If Applicable)

Governing Contract

The products and services quoted herein are subject to the existing agreement (as amended, if applicable) referenced hereafter, and an amendment to be entered into by Customer and PDF. PDF doc# 0000008116

PDF Solutions CONFIDENTIAL

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Quote ID [***]

PDF Solutions, Inc. 2858 De La Cruz Blvd. Santa Clara, CA 95050, U.S.A. Tel. (408) 280-7900

Payment Terms	As per agreement in place between the parties
Billing Terms

As per agreement between the parties Per the agreement between the parties (i.e. the Governing Contract referred to below), including, without limitation, Amendment #2 to Amendment #1 to the SLA (PDF doc# 10776) to which this Quote is attached.

Quote Specific Note(s)

Capitalized terms used herein and not defined herein are as defined in the agreement between the parties (i.e. the Governing Contract referred to above), including, without limitation, Amendment #2 to Amendment #1 to the SLA (PDF doc# 10776) to which this Quote is attached.

Purchase Order Checklist:

A.	Please email completed PO to ORDERS@PDF.COM and to the Opportunity Owner listed above.
B.	The following required information must be written on the PO document:
1.	PDF Quote Number (this must match the Quote Number on the PDF Quote)
2.	Purchasing Entity Name (this must match the entity name on the PDF Quote)
C.	The following delivery and billing info can be written on the PO or in an accompanying document when submitting the PO to PDF. If this information is missing, order fulfillment may be delayed
●	License Server Host ID: Contact your PDF sales associate for any help needed in identifying the host/server/tool ID. PO cannot be processed without the relevant License Server information
●	License Delivery Email Address (used to deliver electronic license keys, where applicable Shipping Address for Dongles and/or Media (where applicable)
●	Accounts payable Electronic Billing Email Address* (where you will receive invoices by default Account payable phone number (for any billings questions)
●	Physical Billing Address* (backup, in case of electronic invoicing problems or delays)
●	*Note: PDF uses Email Invoicing as the default method for customers to receive invoices. You must include a valid email address to where invoices will be sent from PDF.

Notes:

1.

Capitalized terms used herein and not defined herein have the meanings given them (i) in the governing contract referenced above by ‘PDF doc#’ (the “Governing Contract”) or, (ii) if none is in effect, at https://www.pdf.com/definitions.

2.

Unless provided otherwise in the Governing Contract, the Services that PDF will provide if M&S is itemized above are defined at http://www.pdf.com/support. If not itemized above, M&S is not provided for Software identified as perpetual. M&S Services are included in Software identified as TBL.

3.	For each Software line item above:
(a)

(for Software identified as TBL, the “License Term” begins on the Start Date indicated above, unless first access to PDF’s digital download site and delivery of the first license key files for such Software is later, in which case it begins on such later date, and continues for the stated duration (Term). The corresponding End Date, if stated above, is shifted out automatically for the actual Start Date as just described;

(b)

for Software identified as Cloud, the “Subscription Term” begins on the Start Date indicated above, unless first credentialed access to the CloudSite with such Software is later, in which case it begins on such later date, and continues for the stated duration (Term). The corresponding End Date, if stated above, is shifted out automatically for the actual Start Date as just described;

(c)

for Software identified as Perpetual, the “License Term” begins on the Start Date indicated above, unless first access to PDF’s digital download site and delivery of the first license key files for such Software is later, in which case it begins on such later date, and continues subject to the terms and conditions of the Governing Contract.

4	A “License Year” means each consecutive 12-month period during a License Term or Subscription Term.

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Quote ID [***]

PDF Solutions, Inc. 2858 De La Cruz Blvd. Santa Clara, CA 95050, U.S.A. Tel. (408) 280-7900

5.

Customer has no right to receive, and PDF shall not deliver to Customer (or allow Customer to download), an executable for any Software identified as Cloud. Related to such Cloud Software, however, PDF may allow Customer to download certain de minimus accessory programs/utilities (e.g., for assisting in data transfer to the CloudSite from the Customer’s facilities). Exensio® ALPS™ tool licenses include mapping and driver software for only the tool type(s) specified above. Additional mapping and driver software, e.g., for additional tool-types authorized by PDF, may be purchased separately from PDF.

6.

Certain PDF Software may be delivered together with a dongle or GPIB interface card or other hardware (including, in some cases, servers), which, (a) if included and not itemized above as sell/pass through, remain PDF property and are loaned/licensed to Licensee only for use in connection with validly licensed PDF Software during the applicable term for such Software, (b) if identified as a sell/pass through, ownership of such hardware passes to Customer upon payment therefore. In the case of sell/pass through, PDF passes through all manufacturer warranties and purchased support for such hardware and has no liability, and makes no warranty, for such hardware or related support. In the case of loaned/leased PDF property, upon PDF’s request, all loaned/licensed hardware provided by PDF in connection with use of licensed Software shall be returned to PDF at the end of the License Term.

7.

Customer acknowledges that certain PDF Software identified above as “TBL” or “Perpetual” may require other PDF Software or third-party software or hardware as set forth in the Documentation to operate or function as intended in the Documentation. If such required additional software or hardware is not itemized herein, Customer acknowledges it is solely responsible for acquiring such necessary software or hardware to use the PDF Software as intended in the Documentation and releases PDF from any liability therefor. For example, for Software products identified as TBL, no right to access or use any Oracle® database or related modules is granted by PDF unless Embedded Oracle® TBL or 3rd-Party RDBMS TBL is expressly itemized above, and then only if/as expressly permitted above. Such items may usually be purchased separately from PDF. Customer also acknowledges that data not conforming to the standards in the Documentation may not be compatible to use with PDF Software without substantial engineering and data integration work, which may require separately purchased services from PDF.

8.

The total fees set forth in the table above are contractually committed upon Customer’s (or, if applicable, Licensee’s paying agent’s) signature hereon or, if not signed, issuance and PDF’s acceptance of a purchase order (“PO”) from Customer (or, if applicable, Licensee’s paying agent) that references this Quote (e.g., by Quote ID#), even if such PO is not for all items herein (e.g., the first year of a multiple year license as agreed in the billing terms or PO schedule). All Customer-signed Quotes and purchase orders are subject to PDF acceptance. The products/services and pricing in this quote are guaranteed only though the pricing Expiration Date set forth above. However, at any time before the one-year anniversary of the Quote Created Date set forth above, PDF may in its discretion accept Customer’s (or, if applicable, Licensee’s paying agent’s) purchase order issued after such date, in which case this Quote is deemed valid through the date of such acceptance. The “Order Date” of this Quote is the date that PDF accepts (in writing) the first purchase order hereunder.

9.

Only Licensee (as opposed to any paying agent even if identified as “Customer” above) shall have the right to access or use the Software or receive the Services and only in accordance with the Governing Contract.

10.

Unless otherwise agreed in a signed writing by the Parties prior to the Service-Period Expiration Date (as defined below), all Services listed above (for clarification, not including Hosted Management Services or any Software identified as Cloud) must be used (in the case of services to be scheduled by Customer, on a mutually-agreeable date) on or prior to the earlier to occur of the following (for each line item, a “Service-Period Expiration Date”):

(a)	the latest “end date” set forth above of any Software identified as TBL or Cloud;
(b)	the “end date” specified for each such Service line item above; or,
(c)	if no end date is specified for a Service line item, the one-year anniversary of the Order Date.
11.

The total fees for Services quoted herein are due regardless of when (or in the case of Services to be scheduled by Customer, if) the services are used by Customer, unless in the case of Services to be scheduled by Customer, such delay is due solely to PDF’s inability to accommodate Customer’s request submitted at least 120 days prior to such Service-Period Expiration Date, in which case, the applicable Service-Period Expiration Date will be extended once by 120 days. Customer is not entitled to any refund of fees for Services that have not been used in accordance herewith.

PDF Solutions CONFIDENTIAL

Rev 20220822-A

Quote ID [***]

PDF Solutions, Inc. 2858 De La Cruz Blvd. Santa Clara, CA 95050, U.S.A. Tel. (408) 280-7900

12.

Customer shall (directly or through its paying agent, if applicable) issue one or more purchase orders in accordance with the billing terms (or PO schedule, if any) set forth above. Failure to issue one or more such POs does not invalidate Customer’s obligation to pay the fees in this Quote. PDF’s obligation to provide access or license files, as applicable, for the License/Subscription Term or the current 12-month period thereof, whichever is shorter is excused if PDF does not receive payment for the corresponding period in accordance with the payment terms.

PDF Solutions CONFIDENTIAL

Rev 20220822-A

Quote ID [***]

PDF Solutions, Inc. 2858 De La Cruz Blvd. Santa Clara, CA 95050, U.S.A. Tel. (408) 280-7900

Amended and Restated Appendix C: Revised Minimum CloudSite Configuration Table

Item	Unit	Quantity Production CloudSite	Quantity Sandbox CloudSite	Unit Description
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	Included in Sandbox Structured Data Storage	[***]
[***]	[***]	As specified in Hosted Management Services Quote Line Item		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	As specified in ASC #2		[***]
[1]	As used herein:

● [***] Storage: [***] structured data storage [***] used for [***] data accessed [***], with [***] recovery.

● [***] Storage: [***] structure data storage [***] with [***] access, used for [***] data accessed [***].

PDF Solutions CONFIDENTIAL

Rev 20220822-A

Quote ID [***]

PDF doc# 10776 (continued)

A1-2 Amended and Restated Appendix D: Revised Item/Resource Price List

Item / Resource	Unit[1,2]	Unit Price	Notes/Requirements
CloudSite
Hosted Management Services - [***]	[***]	[***]	[***]
Hosted Management Services - Additional [***]	[***]	[***]	[***]
Hosted Management Services - Additional [***]	[***]	[***]	[***]
Additional [***]	[***]	[***]	[***]
Additional [***]	[***]	[***]	[***]
Additional [***]	[***]	[***]	[***]
Additional [***]	[***]	[***]	[***]
Additional [***]	[***]	[***]	[***]
Services
DEX Services	[***]	[***]	[***]
Engineering Services – [***]	[***]	[***]	[***]
Engineering Services – [***]	[***]	[***]	[***]
Software[4]
Minimum [***]	[***]	[***]	[***]
Additional [***] TBL	[***]	[***]	[***]
Additional [***] TBL	[***]	[***]	[***]
Exensio [***] TBL	[***]	[***]	[***]
Additional Exensio [***] TBL	[***]	[***]	[***]
Additional Exensio [***] TBL	[***]	[***]	[***]
Exensio [***] TBL	[***]	[***]	[***]
Exensio [***] TBL	[***]	[***]	[***]
Exensio [***] TBL	[***]	[***]	[***]
Additional [***] TBL	[***]	[***]	[***]
Exensio [***] TBL	[***]	[***]	[***]
Exensio [***] TBL	[***]	[***]	[***]
Exensio [***] TBL	[***]	[***]	[***]
Exensio [***] TBL	[***]	[***]	[***]

PDF Solutions, Inc. CONFIDENTIAL INFORMATION

683306.06B-PALSR01A

PDF Solutions, Inc. 2858 De La Cruz Blvd. Santa Clara, CA 95050, U.S.A. Tel. (408) 280-7900

Item / Resource	Unit[1,2]	Unit Price	Notes/Requirements
Exensio [***] TBL	[***]	[***]	[***]
Exensio [***] TBL	[***]	[***]	[***]
Exensio [***] TBL	[***]	[***]	[***]
Exensio [***] TBL	[***]	[***]	[***]
Exensio [***] TBL	[***]	[***]	[***]
Exensio [***] TBL	[***]	[***]	[***]
Exensio [***] TBL	[***]	[***]	[***]
Exensio [***] TBL	[***]	[***]	[***]
[1]	For the avoidance of doubt, all Software licenses and PDF’s obligation to deliver Services end at the end of the Committed Term regardless of when ordered or the minimum duration for each such item.
[2]	As used herein:

“[***] License” of a [***] Exensio [***] means a license during the License Term for [***] (up to the total quantity of [***], if applicable) to [***] access and use such module.

“[***] License” of a [***] Exensio [***] means a license during the License Term for [***] (up to the total quantity [***], if applicable) to [***] access and use such module only if the same quantity of the indicated prerequisite module(s) is/are also under current license; use of a [***] License of the [***] module also uses a [***] License of the prerequisite module(s) during the same time that the [***] module is in use.

“[***] License” of a [***] Exensio [***] means a license during the License Term for [***] (up to the stated quantity) to [***] access and use the Software only if any [***] or [***] module is under current license.

“[***]” for [***] TBL means:

1.

a [***] license during the License Term for the stated quantity of [***] or [***] to [***] access and use the Software; [***] provided by PDF is [***], this license is limited to [***] only through and in connection with Exensio Software under valid license to Customer and in compliance with such license including as to [***] during the License Term of such Software; and,

2.

a [***] license to [***] (but access only through [***] licenses purchased herein (per the foregoing) and any add-ons purchased during the License Term as set forth below) the [***] on up to [***] for up to [***]TB and (ii) and additional [***] for every [***]TB thereafter, in each case assigned to Exensio Software under valid license, where such quantity of [***] is determined by multiplying the total number of [***] by a [***] specified on the [***]. For the avoidance of doubt, the foregoing limitation on the number of [***] is included for licensing compliance purposes and is not intended to in any way limit the functionality, availability or quality of any of the Products purchased hereunder.

“[***] License” means the limited right during the License Term for [***] up to the stated quantity of [***] Licenses purchased to [***] access and use, for [***] purposes only, the Software only via the CloudSite and otherwise in accordance with the applicable [***] and prerequisites.

PDF Solutions CONFIDENTIAL

Rev 20220822-A

Quote ID [***]

PDF Solutions, Inc. 2858 De La Cruz Blvd. Santa Clara, CA 95050, U.S.A. Tel. (408) 280-7900

“[***] License” means a license during the License Term to [***] the Software [***], and collect data [***], [***] at Licensee’s facility, either directly or via a [***]; provided that, in any event, the number of [***]may not exceed the quantity of [***] purchased by Licensee.

“[***]-TB” means a license during the License Term for Licensed Users (up to the total quantity [***], if applicable) to [***] access and use such module as licensed below (e.g., for “[***] module”) and only through the Exensio modules under valid license to transfer a [***] of the Exensio database up to the quantity of [***]TB purchased for such term.

“[***] License” for items licensed by [***] means a license during the License Term for the indicated quantity of [***] to [***] access and use such module only for [***].

“[***] License” for items licensed by Tester [***] License means a license during the License Term for an [***] of [***] to access and use the Software only with an [***], where (i) “[***]” means a [***], and (ii) such use is only for [***].

[3]	As used herein:

● [***] Storage: [***] structured data storage [***] used for most [***] data accessed [***], with [***] recovery.

● [***] Storage: [***] structure data storage [***] with [***] access, used for [***] data accessed [***].

[4]

All ordered Software modules will be made available to Licensee also as “[***] License”, “[***] License” (for items licensed by [***] License), or “[***] License” (for items licensed by [***]), in every case, [***] in quantities and durations mutually agreed by the Parties (which agreement will not be unreasonably withheld by either Party). In any case, [***] accessing the Software through the PDF CloudSite require an active [***] Profile and shall be authorized and credentialed as mutually agreed by PDF and Customer (which agreement will not be unreasonably withheld by either Party).

[5]	[***] during the Remaining Term, however, for the purposes of renewal, if any, the current price is $[***] per [***]-TB (i.e., [***] TB of data, as defined above).
[6]

In any case, for the avoidance of doubt, the price herein for all products sold through the ACS Solution Store or otherwise by Licensee replace all [***] Licensee otherwise would [***] PDF for access and use of all [***] in connection with such products (i.e., as provided in Licensee’s standard [***]).

PDF Solutions CONFIDENTIAL

Rev 20220822-A

Quote ID [***]

PDF Solutions, Inc. 2858 De La Cruz Blvd. Santa Clara, CA 95050, U.S.A. Tel. (408) 280-7900

A1-2 Amended and Restated Appendix E: Modifications to PDF Software and Services Offerings

■ Exensio [***] TBL is no longer included.

■ Exensio [***] TBL is no longer included.

■ The included quantity of Exensio [***] TBL and Exensio [***] TBL were both reduced from each to [***] each.

■ Development engineering resources are now included.

■ [***] (i.e. [***]) for Exensio [***] TBL is now included.

PDF Solutions CONFIDENTIAL

Rev 20220822-A

Quote ID [***]

PDF doc# 10776 (continued)

A1-2 Appendix F: Specified PDF Products

Software, System, or Service	Family	Description or General Name	Description or Module Name
Hardware	DFI	[***]	[***]
IP	DFI	[***]	[***]
Services	DFI	[***]	[***]
Software	DFI	[***]	[***]
		[***]	[***]
Hardware	CV	[***]	[***]
IP	CV	[***]	[***]
Services	CV	[***]	[***]
		[***]	[***]
		[***]	[***]
Software	Sapience	[***]	[***]
	Sapience	[***]	[***]
	—	[***]	[***]
	—	[***]	[***]
		[***]	[***]
Software	Cimetrix	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
Software	Exensio	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]

PDF Solutions, Inc. CONFIDENTIAL INFORMATION

683306.06B-PALSR01A	MSW - Draft October 29, 2022 - 12:19 PM